                           MARC PHARMACEUTICALS, INC.
                               350 BEDFORD STREET
                               STAMFORD, CT 06901

                                                                   March 1, 2005

Ms. Barbara Pifel
Ms. Audrey Schwimmer
Mr. Derek Spears

Weill Medical College of Cornell University
Office of Research & Sponsored Programs
1300 York Avenue, Room A-131
New York, NY 10021

Dr. Brij B. Saxena
515 East 71st Street, Room 412
New York, NY 10021

     Re: Sponsored Research Agreement between Marc Pharmaceuticals, Inc. and
Weill Medical College Cornell University dated January 22, 2004 (the
"Agreement")

Dear Ladies and Gentleman:

     This letter is to confirm our understanding that the first payment to be made under the Agreement, pursuant to Section 4.1 which provided that $187,500 shall be paid by June 30, 2004, and the letter from us to you dated July 9, 2004 which provided instead that the payment be paid as follows: $75,000 by July 15,
2004 and $112,500 by November 12, 2004, shall be revised again as follows:
$147,500 has already been paid and the additional $40,000 shall be paid by May
1, 2005.

     In addition, this letter is to confirm our understanding that the second payment to be made under the Agreement, pursuant to Section 4.1 which provided that $187,500 shall be paid by April 1, 2005, shall instead be paid by July 1,
2005.

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     We trust that the foregoing represents the understanding between us. Please indicate your confirmation by signature and return of the enclosed copy.

                                              Sincerely,
                                              Marc Pharmaceuticals, Inc.

                                              By:
                                                 -------------------------------
                                                 Name: Robert M. Cohen
                                                 Title: President

We hereby confirm our agreement and understanding of the foregoing:

Weill Medical College of Cornell University
By:______________________________
Name:___________________________
Title:_____________________________

Principal Investigator

By
   --------------------------------
         Dr. Brij B. Saxena

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